UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On April 30, 2024, WiSA Technologies, Inc. (the “Company”), closed (the “Closing”) an offering with certain purchasers signatory to that certain securities purchase agreement dated April 26, 2024 (the “Purchase Agreement”). In the Closing, the Company issued and sold to such purchasers (a) in a registered direct offering, 418,845 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, at an offering price of $5.73 per share, and (b) in a concurrent private placement, common stock purchase warrants (the “Warrants”) exercisable for an aggregate of up to 418,845 shares of Common Stock, at an exercise price of $5.60 per share (the “Warrant Shares”), for aggregate gross proceeds of approximately $2.4 million (the “Offerings”).

The Shares issued in the registered direct offering were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-267211) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on September 1, 2022 and declared effective on September 13, 2022.

Private Placement Warrants

The Warrants are immediately exercisable upon issuance and expire on the fifth anniversary of the issuance date of the Warrants. Once issued, the Warrants may be exercised, in certain circumstances, on a cashless basis pursuant to the formula contained in the Warrants. The holder of a Warrant may also effect an “alternative cashless exercise” upon stockholder approval of the issuance of the shares of Common Stock issuable upon exercise of such “alternative cashless exercise”. In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise pursuant to any given notice of exercise electing to effect an alternative cashless exercise shall equal the product of (x) the aggregate number of shares of Common Stock that would be issuable upon exercise of the Warrant in accordance with the terms of the Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.65.

The Warrants and the Warrant Shares were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

Obligations Under the Purchase Agreement

Pursuant to the Purchase Agreement, the Company agreed to, among other things:

(a)	subject to certain exceptions, (i) not offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after the closing date of the Offerings, and (ii) not issue certain securities if the issuance would constitute a Variable Rate Transaction (as such term is defined in the Purchase Agreement) for a period of six months from the closing date of the Offerings, in each case unless the Company is required to complete a financing prior to the applicable date in order to satisfy Nasdaq’s continued listing requirements;

(b)	as soon as practicable (and in any event by May 30, 2024), file a registration statement on Form S-1 or another appropriate form providing for the resale of the Warrant Shares, use commercially reasonable efforts to cause such registration statement to become effective within 90 days of the closing date of the Offerings, and keep such registration statement effective at all times until no purchaser owns any Warrants or Warrant Shares issuable upon exercise thereof; and

(c)	hold a meeting of stockholders of the Company for the purpose of approving the “alternative cashless exercise” feature in the Warrants, which meeting shall be held on or before September 30, 2024.

In addition, pursuant to the Purchase Agreement, the purchasers and the Company agreed  to amend the filing date deadline for the registration statement on Form S-1 to May 30, 2024 (originally May 10, 2024), for the resale by the purchasers of Common Stock issuable upon exercise warrants issued in private placement transactions pursuant to those certain securities purchase agreements, dated as of March 26, 2024, April 17, 2024, and April 19, 2024.

Placement Agency Agreement

In connection with the Offerings, on April 26, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as placement agent on a “reasonable best efforts” basis in connection with the Offerings. The Company paid the Placement Agent an aggregate fee equal to 8.0% of the gross proceeds raised in the Offerings. The Company reimbursed the Placement Agent $50,000 for expenses in connection with the Offerings.

Pursuant to the Placement Agency Agreement, the Company agreed, among other things and subject to certain exceptions, not to, without the prior written consent of the Placement Agent, offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after the closing date of the Offerings.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, Warrants, and Purchase Agreement, and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Sullivan & Worcester LLP, counsel to the Company, delivered an opinion as to the validity of the Shares, a copy of which is attached to this Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the issuance of Warrants and Warrant Shares is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement, dated as of April 26, 2024, by and between WiSA Technologies, Inc. and Maxim Group LLC, as placement agent.
4.1	Form of Warrant.
5.1	Opinion of Sullivan & Worcester LLP, dated April 30, 2024.
10.1	Form of Securities Purchase Agreement by and between the Company and certain accredited investors dated April 26, 2024.
23.1	Consent of Sullivan & Worcester LLP (contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer